Exhibit 99.1

Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS STRONG RESULTS FOR THE FOURTH QUARTER OF 2011
AND YEAR ENDED DECEMBER 31, 2011

4Q Adjusted EBITDA Increases 55%

4Q Adjusted Earnings Per Share Increase 75%

4Q Adjusted EBITDA Margin Increases to 5.6%

Company Announces 2012 Earnings Guidance

LOUISVILLE, Kentucky (February 9, 2012) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported its financial results for the fourth quarter of 2011 and year ended December 31, 2011.

Commenting on the Company’s results for the fourth quarter, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “Fourth quarter’s strong  results clearly demonstrate PharMerica’s potential as we continue to benefit from improved purchasing terms and the accelerating conversion of brand drugs to generics.  We are extremely pleased with our employees’ dedication and performance during the past six months; service levels are at an all time high, and we are making excellent progress on our strategic initiatives, which are focused on improving client retention and operating margins.  We emerged from the distraction of Omnicare’s hostile tender offer as a stronger company with a laser focus on driving customer value.  Looking forward, we see continued improvements in client retention, margin expansion and a very favorable acquisition climate.  The most recent acquisition of Pharmacy Management Group, which we completed at the end of 2011, solidifies our market presence in Ohio and Pennsylvania.  We are confident that our strategic initiatives will continue to provide outstanding value to PharMerica shareholders during 2012 and beyond.”

The results for the fourth quarter and year are set forth below:

➢	Key Comparisons of Fourth Quarters Ended December 31, 2011 and 2010:

●	Revenues for the fourth quarter of 2011 were $495.6 million compared with $491.5 million for the fourth quarter of 2010, an increase of 0.8%.

●
Net income for the fourth quarter of 2011 was $7.9 million, or $0.27 per diluted common share, compared with $4.7 million, or $0.16 per diluted common share, for the same period in 2010.  Adjusted earnings per diluted common share were $0.35 in 2011 compared with $0.20 in 2010, an increase of 75.0%.

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

●
Cash flows provided by operating activities were $14.5 million compared with $29.4 million in the prior year.  The reduction in cash flows was primarily due to timing changes for the purchase of inventories and an increase in rebate receivables due to the renegotiated Prime Vendor Agreement.  After consideration of these two factors, adjusted cash provided by operating activities would have been $31.8 million in the fourth quarter of 2011, an increase of $2.4 million from the prior year.

●	Adjusted EBITDA for the quarter was $27.6 million compared with $17.8 million in the prior year, an increase of 55.1%.

➢	Key Comparisons of Years Ended December 31, 2011 and 2010:

●	Revenues for the year ended December 31, 2011, were $2,081.1 million compared with $1,847.3 million for the same period of 2010, an increase of 12.7%.

●
Net income for the year ended December 31, 2011, was $23.4 million, or $0.79 per diluted common share, compared with $19.2 million, or $0.64 per diluted common share, for the same period of 2010.  Adjusted earnings per diluted common share were $1.20 for the year ended December 31, 2011, compared with $0.93 in 2010, an increase of 29.0%.

●
Cash flows provided by operating activities were $26.8 million compared with $98.2 million in the prior year.  The reduction in cash flows was due primarily to timing changes and frequency of payments for the purchase of inventories, an increase in rebate receivables as a result of the renegotiated Prime Vendor Agreement and an adjustment to Chem Rx’s payment terms.  Adjusted cash provided by operating activities would have been $126.5 million on a comparable basis.

●	Adjusted EBITDA for 2011 was $98.5 million compared with $78.5 million in the prior year, an increase of 25.5%.

Fiscal 2012 Earnings Guidance

The Company announced its fiscal 2012 earnings guidance range as follows:

(in millions, except per share data)	Ranges
Revenues	$1,915.0 – $1,950.0
Adjusted EBITDA	$93.0 – $102.0
Depreciation and amortization expense	$31.0 - $29.0
Interest expense, net	$9.8 - $9.6
Tax rate	40.6% - 40.4%
Adjusted net income	$31.0 - $37.8
Adjusted diluted earnings per common share	$1.05 - $1.28
Common and common equivalent shares outstanding	29.6

As is normal practice, the fiscal 2012 earnings guidance does not consider any integration, merger and acquisition related costs or other related charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges.  Also, the guidance does not consider any impairment charges, the potential impact of the tender offer by Omnicare, Inc., or the expected conversion to Average Manufacturers Price (“AMP”) because the effect of these items cannot be reasonably estimated at this time.

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

Conference Call

Management will hold a conference call to review the financial results for the fourth quarter and year ended December 31, 2011, on February 10, 2012, at 10:00 a.m. Eastern Time.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through February 24, 2012, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 81497328.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of December 31, 2011, PharMerica operated 95 institutional pharmacies in 44 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the strength of the Company’s financial performance during 2012, the impact of the brand to generic drug conversions on the Company, the Company’s ability to identify and consummate future acquisitions, the Company’s ability to deliver outstanding value to its shareholders, the Company’s earnings growth potential, improvements in the Company’s client retention, margin expansion and a favorable acquisition climate, and the Company’s continued pursuant of its strategic initiatives including those focused on client retention and operating margins.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company, and also include the outcome of, or developments concerning, the tender offer by Omnicare, Inc.; other potential commercial or business combination proposals that have or may be received in the future; the outcome of any litigation related to the tender offer by Omnicare, Inc. or any other offer or proposal and the Board’s recommendation to the shareholders concerning the tender offer by Omnicare, Inc.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Three Months Ended December 31,				Year Ended December 31,
	2010		2011		2010		2011
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Revenues	$491.5	100.0%	$495.6	100.0%	$1,847.3	100.0%	$2,081.1	100.0%

Cost of goods sold	428.9	87.3	419.7	84.7	1,607.0	87.0	1,787.8	85.9

Gross profit	62.6	12.7	75.9	15.3	240.3	13.0	293.3	14.1

Selling, general and administrative expenses	49.5	10.1	53.5	10.8	180.6	9.8	214.9	10.3

Amortization expense	2.4	0.5	2.6	0.5	9.3	0.5	11.0	0.5

Impairment of intangible assets	–	–	–	–	–	–	5.1	0.3

Integration, merger and acquisition related costs and other charges	1.8	0.3	3.7	0.7	14.6	0.8	15.3	0.8

Operating income	8.9	1.8	16.1	3.3	35.8	1.9	47.0	2.2

Interest expense, net	1.0	0.2	2.5	0.5	3.6	0.2	8.8	0.4

Income before income taxes	7.9	1.6	13.6	2.8	32.2	1.7	38.2	1.8

Provision for income taxes	3.2	0.6	5.7	1.2	13.0	0.7	14.8	0.7

Net income	$4.7	1.0%	$7.9	1.6%	$19.2	1.0%	$23.4	1.1%

	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Earnings per common share:
Basic	$0.16	$0.27	$0.64	$0.80
Diluted	$0.16	$0.27	$0.64	$0.79

Shares used in computing earnings per common share:
Basic	29,190,351	29,399,978	30,007,268	29,343,221
Diluted	29,291,435	29,638,296	30,133,031	29,468,452

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	(As Adjusted) Dec. 31, 2010	Dec. 31, 2011

ASSETS
Current assets:
Cash and cash equivalents	$10.8	$17.4
Accounts receivable, net	236.9	232.4
Inventory	88.4	130.5
Deferred tax assets, net	23.5	36.5
Prepaids and other assets	24.6	34.5
	384.2	451.3

Equipment and leasehold improvements	136.0	145.0
Accumulated depreciation	(76.5)	(92.6)
	59.5	52.4

Deferred tax assets, net	28.7	0.6
Goodwill	179.4	214.2
Intangible assets, net	102.2	100.2
Other	5.7	14.7
	$759.7	$833.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$74.2	$54.1
Salaries, wages and other compensation	22.0	35.1
Current portion of long-term debt	–	6.3
Other accrued liabilities	7.1	6.7
	103.3	102.2

Long-term debt	245.6	293.7
Other long-term liabilities	26.4	23.7

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2010, and December 31, 2011	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,696,261 and 30,794,000 shares issued as of December 31, 2010, and December 31, 2011, respectively	0.3	0.3
Capital in excess of par value	349.7	355.9
Retained earnings	45.0	68.4
Treasury stock at cost, 1,336,817 shares and 1,350,128 shares at December 31, 2010, and December 31, 2011, respectively	(10.6)	(10.8)
	384.4	413.8
	$759.7	$833.4

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Cash flows provided by (used in) operating activities:
Net income	$4.7	$7.9	$19.2	$23.4
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4.7	5.2	18.8	20.1
Amortization	2.4	2.6	9.3	11.0
Impairment charge	–	–	–	5.1
Integration, merger and acquisition related costs and other charges	–	0.3	0.6	1.5
Stock-based compensation	1.5	1.4	4.8	5.9
Amortization of deferred financing fees	0.2	0.1	0.6	0.8
Deferred income taxes	3.2	4.1	12.3	13.9
Loss on disposition of equipment	0.1	(0.2)	0.3	0.1
Other	–	0.4	–	0.2
Change in operating assets and liabilities:
Accounts receivable, net	7.1	11.3	28.4	9.1
Inventory	3.6	(9.2)	8.1	(38.3)
Prepaids and other assets	(0.2)	(2.8)	4.6	(9.7)
Accounts payable	10.8	(3.7)	1.5	(25.0)
Salaries, wages and other compensation	(5.9)	(0.5)	(11.2)	11.1
Other accrued liabilities	(2.8)	(2.4)	0.9	(2.4)
Net cash provided by operating activities	29.4	14.5	98.2	26.8

Cash flows provided by (used in) investing activities:
Purchases of equipment and leasehold improvements	(3.8)	(3.8)	(12.6)	(13.2)
Acquisitions, net of cash acquired	(117.1)	(42.5)	(120.7)	(51.0)
Cash proceeds from sale of assets	0.1	0.1	0.1	0.2
Net cash used in investing activities	(120.8)	(46.2)	(133.2)	(64.0)

Cash flows provided by (used in) financing activities:
Repayments of long-term debt	–	–	–	(240.0)
Proceeds from long-term debt	–	–	–	250.0
Net activity of long-term revolving credit facility	5.6	39.0	5.6	44.4
Payment of debt issuance costs	–	–	–	(9.8)
Repayments of capital lease obligations	(0.2)	(0.1)	(0.7)	(0.8)
Issuance of common stock	–	–	0.3	0.2
Treasury stock at cost	(0.1)	(0.1)	(10.6)	(0.2)
Tax benefit from stock-based compensation	0.2	–	–	–
Net cash provided by (used in) financing activities	5.5	38.8	(5.4)	43.8

Change in cash and cash equivalents	(85.9)	7.1	(40.4)	6.6
Cash and cash equivalents at beginning of period	96.7	10.3	51.2	10.8
Cash and cash equivalents at end of period	$10.8	$17.4	$10.8	$17.4

Supplemental information:
Cash paid for interest	$0.9	$2.5	$3.2	$7.6
Cash paid for taxes	$–	$0.4	$0.4	$0.5

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica for the three months and year ended December 31, 2010 and 2011 (unaudited).

(In millions, except per share amounts)	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Integration costs and other charges:
Pre-Pharmacy Transaction litigation matters	$–	$–	$5.0	$(2.0)
Tender offer costs	–	1.7	–	2.8
Professional and advisory fees	0.1	0.3	2.3	0.9
General and administrative	0.2	–	0.7	0.1
Employee costs	0.1	–	0.5	0.2
Severance costs	–	–	0.6	0.2
Facility costs	0.2	–	0.3	0.2
Other	(0.1)	–	–	–
	0.5	2.0	9.4	2.4
Acquisition related costs:
Professional and advisory fees	2.4	0.8	3.5	4.9
General and administrative	0.4	0.1	1.5	0.8
Employee costs	0.2	0.4	0.4	2.9
Severance costs	–	0.1	–	1.7
Facility costs	–	0.2	1.3	1.7
Contingent consideration	(1.7)	–	(1.7)	–
Other	–	0.1	0.2	0.9
	1.3	1.7	5.2	12.9
Total integration, merger and acquisition related costs and other charges	$1.8	$3.7	$14.6	$15.3
Negative effect on earnings per diluted common share	$(0.04)	$(0.07)	$(0.29)	$(0.32)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the three months and year ended December 31, 2010 and 2011 (unaudited).

	Three Months Ended December 31,		Year Ended December 31,
(In whole numbers, except where indicated)	2010	2011	2010	2011
Customer licensed beds under contract:
Beginning of period	289,748	342,099	313,867	362,901
Additions – PharMerica Corporation	22,612	13,348	34,176	27,218
Additions – Chem Rx	61,773	947	61,773	3,242
Losses – PharMerica Corporation	(11,232)	(14,617)	(46,915)	(44,904)
Losses – Chem Rx	–	(2,279)	–	(8,959)
End of period	362,901	339,498	362,901	339,498

Prescription data:
Prescriptions dispensed (in thousands)	9,897	9,944	37,826	41,677
Revenue per prescription dispensed	$48.25	$48.27	$47.31	$48.43
Gross profit per prescription dispensed	$6.12	$7.45	$6.15	$6.85

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Net income	$4.7	$7.9	$19.2	$23.4
Add:
Interest expense, net	1.0	2.5	3.6	8.8
Integration, merger and acquisition related costs and other charges	1.8	3.7	14.6	15.3
Provision for income taxes	3.2	5.7	13.0	14.8
Impairment of intangible assets	–	–	–	5.1
Depreciation and amortization expense	7.1	7.8	28.1	31.1
Adjusted EBITDA	$17.8	$27.6	$78.5	$98.5
Adjusted EBITDA margin	3.6%	5.6%	4.2%	4.7%

UNAUDITED RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE
TO ADJUSTED EARNINGS PER DILUTED COMMON SHARE

(In whole numbers)	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Earnings per diluted common share	$0.16	$0.27	$0.64	$0.79
Diluted earnings per common share impact of:
Impairment of intangible assets	–	–	–	0.11
Integration, merger and acquisition related costs and other charges	0.04	0.07	0.29	0.32
Tax accounting matters	–	0.01	–	(0.02)
Adjusted earnings per diluted common share after impact of above items	$0.20	$0.35	$0.93	$1.20

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Adjusted EBITDA	$17.8	$27.6	$78.5	$98.5
Interest expense, net	(1.0)	(2.5)	(3.6)	(8.8)
Provision for income taxes	(3.2)	(5.7)	(13.0)	(14.8)
Integration, merger and acquisition related costs and other charges	(1.8)	(3.4)	(14.0)	(13.8)
Provision for bad debt	5.6	7.2	18.5	24.8
Stock-based compensation	1.5	1.4	4.8	5.9
Amortization of deferred financing fees	0.2	0.1	0.6	0.8
Deferred income taxes	3.2	4.1	12.3	13.9
Loss on disposition of equipment	0.1	(0.2)	0.3	0.1
Other	–	0.4	–	0.2
Changes in assets and liabilities	7.0	(14.5)	13.8	(80.0)
Net Cash Flows from Operating Activities	$29.4	$14.5	$98.2	$26.8

-MORE-

PMC Reports Results for the Fourth Quarter of 2011
   and Year Ended December 31, 2011

February 9, 2012

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED CASH PROVIDED BY OPERATING ACTIVITIES

(In millions)	Three Months Ended December 31,		Year Ended December 31,
	2010	2011	2010	2011
Net cash provided by operating activities	$29.4	$14.5	$98.2	$26.8
Additional payment to AmerisourceBergen due to additional Friday	–	–	–	29.6
Increase in inventory due to branded pharmaceutical
purchasing practices and rebate receivables due
from AmerisourceBergen	–	17.3	–	57.4
Adjustment of Chem Rx’s payment terms with AmerisourceBergen to existing contract	–	–	–	12.7
Adjusted cash provided by operating activities	$29.4	$31.8	$98.2	$126.5

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying unaudited condensed consolidated income statements and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted earnings per diluted share, exclusive of the impact of the impairment of intangible assets, the impact of integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters, as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted earnings per diluted share, exclusive of the impact of the impairment of intangible assets, the impact of integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters, do not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of the impairment of intangible assets, the impact of integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters excluded from the earnings per diluted share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

-END-